AFL-CIO Housing Investment Trust
Helping Build Chicago - The Union Way April 2018

The AFL-CIO Housing Investment Trust builds on over 30 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

The Chicago area is a strong market for the HIT. Since inception, the HIT has invested $600 million in 47 projects with total development investment of $1.4 billion. These projects have built or preserved over 11,340 housing units and created an estimated 16.5 million hours of union construction work.*

Economic and Fiscal Impacts of the HIT- Financed Projects in the Chicago area
In 2017 Dollars, Since Inception*

$2.6B total economic benefits

$961.8M personal income

16,270 total jobs across industry segments

8,200 union construction jobs, 16.5M hours of work

$133.0M state and local tax revenue generated

West Town Housing Preservation: The HIT provided $60.4 million of funding for the $121.2 million substantial rehabilitation of the 318 affordable unit, West Town Housing Preservation in Chicago, creating an estimated 542 union construction jobs.

Lathrop Homes Phase IA: The HIT provided $22.0 million in funding for the $175.9 million substantial rehabilitation of the 414-unit Lathrop Homes in Chicago , creating an estimated 786 union construction jobs.

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data Data current as of March 31, 2018. Since inception dates from 1984-1Q 2018.

Projects in the Chicago Area in the Last 10 Years 2008-1Q 2018

In the past 10 years, the HIT has invested $264 million in 14 projects with a total development investment of $752 million in Chicago. These projects are creating an estimated 7.5 million hours of union construction work.*

Project	Location	Units	HIT Investment	TDC	Union Jobs*
Lawndale Terrace and Plaza Court Apartment	Chicago	198	$11,940,000	$18,748,367	144
Randolph Tower Apartments	Chicago	310	$20,000,000	$148,233,500	1,005
Liberty Meadows Estates, Phase II	Joliet	42	$2,100,000	$8,126,827	41
Bronzeville Senior Apartments	Chicago	97	$8,792,000	$18,662,571	112
Hazel Winthrop Apts	Chicago	30	$2,274,400	$6,278,333	38
2101 South Michigan Apartments	Chicago	250	$32,000,000	$41,850,326	247
Montclare Senior Residences @ Avalon Park,
Phase II	Chicago	122	$2,649,500	$22,416,068	103
Walchirk Perlman Apartments	Evanston	201	$3,400,000	$24,164,944	140
Kenmore Plaza Apartments	Chicago	324	$22,900,000	$60,686,283	112
Lake Village East Apartments	Chicago	218	$14,300,000	$24,989,585	72
Paul G. Stewart Apartment III	Chicago	180	$16,296,000	$31,426,808	143
30 East Adams Apartments	Chicago	176	$44,685,300	$49,755,134	222
Lathrop Homes Phase IA	Chicago	414	$22,000,000	$175,865,785	786
West Town Housing Preservation	Chicago	318	$60,404,300	$121,182,660	542
TOTAL (LAST 10 YEARS - 2008-1Q 2018)		2,880	$263,741,500	$752,387,191	3,307

*Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT project data Data current as of March 31, 2018.

Kenmore Plaza Apartments Chicago	Walchirk Perlman Apartments Evanston	30 East Adams Apartments Chicago

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331- 8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

APRIL 2018